UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): August 22, 2005
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE State or Other Jurisdiction of Incorporation or Organization	000-29598 Commission File No.	36-3252484 I.R.S. Employer Identification Number
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On August 22, 2005, Midwest Banc Holdings, Inc. (the “Company”) entered into a Second Amendment to Stock Purchase Agreement (the “Amendment”) with Western Illinois Bancshares, Inc. (“WIB”) thereby amending the Stock Purchase Agreement by and between the Company and WIB (the “Purchase Agreement”) dated as of May 31, 2005. Pursuant to the Purchase Agreement, WIB has agreed to acquire (the “Purchase Transaction”) Midwest Bank of Western Illinois, Monmouth, Illinois (the “Bank”), currently a bank subsidiary of the Company.
     The amendment amends the terms of the Purchase Agreement to (i) require the Bank to sell certain identified investment securities prior to the closing of the Purchase Transaction and to reinvest the proceeds into short-term U.S. government securities or a short-term repurchase agreement backed by U.S. government securities and (ii) adjust the purchase price to reflect the sale of such investment securities. Under the terms of the Purchase Agreement as amended by the Amendment, WIB will pay to the Company a purchase price of $30,000,000 in exchange for all of the issued and outstanding shares of the Bank; provided, however, that the Bank will make a dividend distribution to the Company, on or before the Closing Date, in an amount equal to the amount, if any, that the tier 1 capital of the Bank immediately prior to the closing of the Purchase Transaction, as adjusted as provided in the Amendment for the Financial Accounting Standard 115 Adjustment computed according to generally accepted accounting principles as of the close of business on the date immediately preceding the closing date, exceeds $17,216,000.
     The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.
     Previously, the Company announced that under the Midwest Banc Holdings, Inc. Stock and Incentive Plan that the Compensation Committee had awarded to certain officers shares of restricted stock and/or stock options. The forms of award agreement and grant notice for the restricted stock and stock options are attached to this filing as exhibits.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:
2.1	Second Amendment to Stock Purchase Agreement, dated as of August 19, 2005, by and between Midwest Banc Holdings, Inc. and Western Illinois Bancshares, Inc.

2.2	Form of Restricted Stock Award Agreement for Officers

2.3	Form of Restricted Stock Grant Notice for Officers

2.4	Form of Incentive and Nonqualified Stock Options Award Agreement for Officers

2.5	Form of Stock Option Grant Notice for Officers

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
Date: August 26, 2005	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Senior Vice President and Chief Financial Officer